1Q 2016 Earnings Call United Continental Holdings, Inc. Oscar Munoz President and Chief Executive Officer Jim Compton Vice Chairman and Chief Revenue Officer Gerry Laderman SVP Finance and acting Chief Financial Officer April 21, 2016 Exhibit 99.1

Safe Harbor Statement Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of UAL’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Oscar Munoz President and Chief Executive Officer Executive Summary

Record first quarter 2016 pre-tax profit of $688M Achieved $1.23 diluted earnings per share1 $1.5B in share repurchases during the quarter Consolidated on-time performance 12+ pts. better and completed 3,600 more flights vs. 1Q15 Contract extensions reached with pilots, dispatchers and IAM-represented workgroups since beginning of the year Pre-tax earnings1 ($M) On-time A:002 Completion2 1 Excluding special items. For a GAAP to non-GAAP reconciliation, see Appendix A 2 Consolidated (mainline + regional) performance

Jim Compton Vice Chairman and Chief Revenue Officer Revenue and Network

Unit revenue headwinds persist into 2Q16 PRASM drivers 1Q16 2Q16E Foreign exchange (1 pt.) (½ pt.) Surcharges (1¼ pts.) (¾ pt.) Houston and energy market (1¼ pts.) (1 pt.) Competitive pressures (1½ pts.) (1 pt.) (6.5%) - (8.5%) (3.5%) - (5.5%) (11.0%) - (13.0%) 1Q16 results 2Q16 outlook PRASM Year-over-year H/(L)

Demand not keeping pace with supply growth

Domestic[1]

Industry capacity and GDP indexed to 2010
100 = 2010 levels


120
110
100
3%
ASMs
GDP
2010
2011
2012
2013
2014
2015
1Q16

International[2]

Industry capacity and GDP[3] indexed to 2010
100 = 2010 levels


150
140
130
120
110
100
ASMs
21%
GDP
2010
2011
2012
2013
2014
2015
1Q16

Demand not keeping pace with supply drives ~2½ pts. headwind to 2Q16 PRASM

Sources: Industry capacity represented by ASMs – OAG, GDP – IHS Global Insight
[1] Domestic includes U.S. and Canada
[2] International includes flights departing from/arriving in U.S. and Canada only
[3] International GDP weighted by United destination flying only

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Shaping network strategy while addressing current challenges

Domestic

- Emphasizing SFO & DEN, where demand is strong, by funding growth from IAH reduction
- Continue slimline and upgauge initiatives to support CASM efficiency

Atlantic

- Launched SFO-TLV, connecting two technology centers
- Seasonal shaping: ceased winter flights to ARN/OSL; Adding ATH/BCN/LIS for the summer
- Reduced BRU capacity

Pacific

- China remains profitable and outperforms Domestic despite unit revenue headwinds
- Launching two new routes to secondary China cities
- Adjusting capacity by downgauging select routes

Latin

- Reallocated weekend domestic flying to Latin sun markets
- Shifting Brazil capacity to Argentina
- Q2 - Q4 2016 region capacity flat YOY

1Q16 capacity growth H/(L)[1]



2.0%
6.6%
UA
Industry ex UA[2]
(3.3%)
11.3%
UA
Industry ex UA[2]
(0.8%)
10.5%
UA
Industry ex UA[2]
12.0%
6.4%
UA
Industry ex UA[2]

[1] Consolidated (mainline + regional) capacity change year-over-year
[2] Source : OAG

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Reducing full-year capacity guidance, expect 1% to 2% growth 2Q16 capacity outlook Year-over-year H/(L) (0.5%) - 0.5% 0.7% - 1.7% (1.5%) - (0.5%) FY16 capacity outlook Year-over-year H/(L) 1.0% - 2.0% 1.0% - 2.0% 1.0% - 2.0% 1.0% - 2.0% 2.1% - 3.1% 1.5% - 2.5% Prior FY16 capacity outlook1 1 Source: UAL Investor Update – January 21, 2016

Gerry Laderman SVP Finance and acting Chief Financial Officer Financial Update

EPS of $1.23 up 28% year-over-year on tax adjusted basis $B 1Q16 1Q15 ∆ H/(L) Total revenue $8.2 $8.6 ($0.4) Fuel expense $1.2 $1.9 ($0.7) Non-fuel expense1 $6.3 $6.1 $0.2 Pre-tax earnings2 $0.7 $0.6 $0.1 Net income2 $0.4 $0.6 ($0.2) Earnings per share2 $1.23 $1.52 ($0.29) Tax adjusted EPS2,3 $1.23 $0.96 $0.27 Pre-tax margin2 8.4% 6.8% 1.6 pts Pre-tax earnings grew ~$100M year-over-year Lower fuel expense due mostly to lower fuel prices Non-fuel expense driven by recently ratified labor deals Note: For a GAAP to non-GAAP reconciliation, see Appendix A 1 Includes operating and non-operating non-fuel expenses, excluding special items 2 Excludes special items 3 1Q15 earnings per share adjusted for the ~37% tax rate booked in 1Q16

Prices and efficiency improvement reduced 1Q16 fuel expense Rest of year 2016 outlook2 Percentage of consumption hedged ~12% Expected hedge loss ~$80M Downside participation ~98% 1Q16 fuel expense1 ($M) 1 Fuel expense including all losses from settled hedges. For a GAAP to non-GAAP reconciliation, see Appendix A 2 Based on the fuel forward curve as of April 20, 2016

Delivering sensible cost management

Non-fuel CASM[1]
Year-over-year H/(L)


1.3%2
2.5%-3.5%2
2.0%-3.0%2
1Q16
2Q16E
FY16E

Prior FY16 CASM outlook[3]

2.0% - 3.0%

- **Strong cost performance driven by:**
  - **Structural efficiency initiatives expected to generate $1.1B in savings in 2016**
  - **Upgauge program supports efficient growth**
  - **Strong U.S. dollar provides expense tailwind**
- **Maintain FY16 CASM outlook despite ½ pt. reduction in capacity outlook**

[1] Excluding special charges, profit sharing and third-party expenses. For a GAAP to non-GAAP reconciliation, see Appendix A
[2] Includes ~1½ pts. of CASM in 1Q, 2Q and FY due to newly ratified labor agreements
[3] Source: UAL Investor Update – January 21, 2016 including newly ratified labor agreements

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Sustained cash generation allows balanced capital allocation

	1Q16	FY16
Invest in the business	Capital expenditures of ~$820M	Expect capital expenditures of $3.1B - $3.3B; plan to finance ~50% of capex related to new aircraft deliveries
Strengthen the balance sheet	Contributed ~$80M to our pension plans	Expect minimal debt prepayments and ~$400M pension cash contributions
Shareholder returns	Repurchased $1.5B worth of common stock	Expect to complete $3B authorization by the end of the third quarter 2016

Ended first quarter with unrestricted liquidity balance of $5.3B, including revolver

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Oscar Munoz President and Chief Executive Officer Concluding Remarks

Question & Answer Session

Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including income (loss) before income taxes excluding special items, net income (loss) excluding special items, net earnings (loss) per share excluding special items, and CASM, among others. CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. Pursuant to SEC Regulation G, UAL has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL believes that adjusting for special items is useful to investors because special charges are non-recurring charges not indicative of UAL's ongoing performance. In addition, the company believes that adjusting for MTM gains and losses from fuel derivative contracts settling in future periods and prior period gains and losses on fuel derivative contracts settled in the current period is useful because the adjustments allow investors to better understand the cash impact of settled fuel derivative contracts in a given period. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. UAL also believes that adjusting capital expenditures for fully reimbursable projects is useful to investors in order to appropriately reflect the non-reimbursable funds spent on capital expenditures. For additional information related to special items, see the Press Release issued by UAL dated April 20, 2016 on Form 8-K. Three Months Ended March 31, (in millions) Non-Fuel Expense 2016 2015 Total operating expense $7,546 $7,867 less: Aircraft fuel 1,218 1,864 less: Special charges 190 64 Total operating expense excluding above items $6,138 $5,939 add: Total nonoperating expense 155 230 less: Nonoperating special charges 8 6 less: Mark-to-market losses from fuel derivative contracts settling in future periods - 36 less: Prior period losses on fuel derivative contracts settled in the current period (4) (32) Non-fuel expense excluding special items (Non-GAAP) $6,289 $6,159 Pre-Tax Earnings Total revenue $8,195 $8,608 less: Aircraft fuel 1,218 1,864 less: Non-fuel expense excluding special items (Non-GAAP) 6,289 6,159 Pre-tax earnings excluding special items (Non-GAAP) $688 $585 less: Income tax expense 181 3 less: Income tax benefit related to special charges 72 - Net income, excluding special items (Non-GAAP) $435 $582

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) Three Months Ended March 31, (in millions, except per share data) Tax adjusted earnings per share 2016 2015 Net income $313 $508 less: Special items, net of tax 122 74 Net income, excluding special items (Non-GAAP) $435 $582 Diluted earnings per share $0.88 $1.32 Add back: Special items, net of tax 0.35 0.20 Diluted earnings per share, excluding special items (Non-GAAP) $1.23 $1.52 Less: Income tax adjustment using 1Q16 tax rate for 1Q15 0.56 Tax adjusted earnings per share excluding special items, diluted (Non-GAAP) $0.96 Weighted average shares, diluted 355 384 Effective 1Q16 tax rate 36.6% Adjusted Fuel Expense Consolidated fuel expense $1,218 $1,864 Cash paid on settled hedges that did not qualify for hedge accounting (a) 5 39 Fuel expense including all losses from settled hedges (Non-GAAP) $1,223 $1,903 (a) Includes ineffectiveness losses on settled hedges and losses on settled hedges that were not designated for hedge accounting. Ineffectiveness gains (losses) and gains (losses) on hedges that do not qualify for hedge accounting are recorded in Nonoperating income (expense): Miscellaneous, net.

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) Three Months Ended March 31, % (in cents) Non-Fuel CASM 2016 2015 Increase/ (Decrease) Cost per available seat mile (CASM) 12.95 13.74 (5.7) less: Special charges 0.33 0.11 NM CASM, excluding special charges 12.62 13.63 (7.4) less: Third-party business expenses 0.11 0.12 (8.3) CASM, excluding special charges and third-party business expenses 12.51 13.51 (7.4) less: Fuel expense 2.09 3.25 (35.7) CASM, excluding special charges, third-party business expenses and fuel 10.42 10.26 1.6 less: Profit sharing per available seat mile 0.16 0.13 23.1 CASM, excluding special charges, third-party business expenses, fuel, and profit sharing 10.26 10.13 1.3 NM Not meaningful